Statutory Prospectus Supplement dated March 12, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Class A, Class C, Class R and Class Y shares of the Funds listed below:

Invesco Oppenheimer SteelPath MLP Select 40 Fund

Invesco Oppenheimer SteelPath MLP Alpha Fund

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Invesco Oppenheimer SteelPath MLP Income Fund

The following information replaces the first sentence in the first paragraph under “Other Information – Dividends and Distributions” in the prospectus for each Fund:

“The Fund currently anticipates making distributions to its shareholders monthly in an amount that is approximately equal to the distributions the Fund receives from its investments, including the MLPs in which it invests. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the MLPs if the Fund was 100% invested at all times and held no cash. The investment adviser seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of distributions it receives from its investments. There is no guarantee, however, that the Fund’s investment returns will exceed Fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received.”

The following information replaces the second paragraph under “Other Information – Dividends and Distributions” in the prospectus for each Fund:

“The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders may consist of return of capital for U.S. federal income tax purposes.”

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